Exhibit 10.3

FIRST ADDENDUM TO LEASE AGREEMENT

THIS FIRST ADDENDUM TO LEASE AGREEMENT by and between Henry Amalgamated LLC (Lessor) and Brownstone Publishing, LLC (the lessee) dated March 1, 2009 (Lease Agreement) is made and entered as of May 4, 2010.

WHEREAS, Lessor and Lessee entered into the lease agreement dated March 1, 2009 for office space.

NOW THEREFORE, it is agreed that the Lease Agreement is hereby modified and amended in the following respects to be effective May 4, 2010. WIT:

1.	Paragraph (1) (Description of Premises) Lessor herby leases additional office space known as the following to the lessee: 1002 suite 100 and 1004 suite 100 E. Washington Street Indianapolis, IN 46202.

2.	Paragraph (4) (Rent) The amount for the additional office space with a square footage of 5146 will be $4,289.00 a month.

Except as specifically mentioned herein, all other terms and conditions of the original Lease Agreement shall remain the same and unchanged.

Lessor: Henry Amalgamated LLC

/s/ Karl Northern	Date:	5/6/10
By: Karl Northern

Lessee: Brownstone Publishing, LLC

/s/ Thomas Harvey	Date:	5/5/10
Thomas Harvey